                          CONVERTIBLE LOAN AGREEMENT

                                BY AND BETWEEN
                                  CANMAX INC.
                                      AND
                          CANMAX RETAIL SYSTEMS, INC.

                                 AS CO-BORROWER

                                      AND

                          FOUNDERS EQUITY GROUP, INC.

                                      AND

                    FOUNDERS MEZZANINE INVESTORS III, LLC

                                   AS LENDERS

     This Convertible Loan Agreement (the "Agreement") is entered into as of DECEMBER 15, 1997, by and among CANMAX INC. (a Wyoming corporation) and CANMAX RETAIL SYSTEMS, INC. (a Texas corporation) as co-borrowers (hereinafter collectively referred to as "BORROWER"), FOUNDERS MEZZANINE INVESTORS, LLC (a Texas limited liability corporation) FOUNDERS EQUITY GROUP, INC. (a Texas corporation) (individually referred to as "Mezzanine" and "Founders Equity", respectively, together with any assignees or successors in interest collectively referred to as "LENDERS") and Founders Equity Group, Inc. also as agent (hereinafter referred to as ("AGENT").

     WITNESSETH:

     WHEREAS, Borrower seeks to obtain $500,000 in financing through issuance of Convertible Debentures, such funds to be used for the purposes as set forth herein; and

     WHEREAS, Founders Equity purchased a Promissory Note dated November 26, 1997 directly from the Borrower and the Borrower has requested that this indebtedness be retired and replaced by Convertible Debentures issued pursuant hereto; and

     WHEREAS, Borrower agrees to issue this indebtedness in a senior secured position; and

     WHEREAS, Borrower has requested that Lenders provide such financing as herein provided, and Lenders are willing to furnish financing such to Borrower upon the terms and subject to the conditions and for the considerations hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

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AGREEMENT (CONTINUED)
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                        ARTICLE I - DEFINITION OF TERMS

SECTION 1.01. DEFINITIONS.

     (a) For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article I or in the section or recital referred to below:

"Affiliate" with respect to any Person shall mean (i) any person directly or indirectly owning, controlling or holding power to vote 10% or more of the outstanding voting securities of any Person; (ii) any person, 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by any Person; (iii) any person directly or indirectly controlling, controlled by or under common control with any Person; (iv) any officer, director or partner of any Person; and (v) if a Person is an officer, director or partner, any company for which any Person acts in such capacity. For purposes of this Agreement, any partnership of which any Person is a general partner, or any joint venture in which any Person is a joint venturer, is an Affiliate of each Person.

"Agent" shall mean Founders Equity Group, Inc., its successor or its assigns.

"Capital Expenditure" shall mean, with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for capitalized lease obligations) by Borrower during such period that are required by GAAP to be included in or reflected by the property, plant, or equipment or similar fixed asset accounts in the balance sheet of Borrower.

"Capital Lease" shall mean any lease of property, real or personal, which is in substance a financing lease and which would be capitalized on a balance sheet of the lessee, including without limitation, any lease under which (i) such lessee will have an obligation to purchase the property for a fixed sum,
(ii) an option to purchase the property at an amount less than a reasonable estimate of the fair market value of such property as of the date such lease is executed, or (iii) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

"Collateral" shall mean each and all of the following wherever located and whether now existing or owned or hereafter created or acquired: the accounts; the general intangibles; the negotiable collateral; the inventory; Borrower's books; the equipment; the real estate collateral; any money, deposit accounts or other assets of Borrower in which Lenders receive a lien or which hereafter comes into the possession, custody or control of Lenders; and all products an proceeds of every nature of any of the foregoing, including, but not limited to, proceeds of insurance covering the collateral and any and all accounts, general intangibles, negotiable collateral, inventory, contract rights, instruments, documents and chattel paper, equipment, money, deposit accounts or other tangible and intangible property of Borrower resulting from the sale or other disposition of the Collateral, and the proceeds and products thereof.

"Consolidated Subsidiaries" shall mean those corporations of which 50% or more of the voting stock is owned by Borrower and their financial statements are consolidated with those of the Borrower.

"Conversion " or "Conversion Rights" shall mean exchange of, or the rights to exchange, the Principal Amount of the loan, or any part thereof, for fully paid and non assessable Common Stock on the terms and conditions as provided in the Debenture.

"Conversion Price" shall mean the conversion price as then in effect as stipulated in the Debentures.

"Common Stock" shall mean the Canmax Inc. common stock, no par value.

"Debentures" shall mean the Debentures executed by Borrower and made payable to the order of the Lenders in the aggregate principal amount of $500,000 and delivered pursuant to the terms of this Agreement, together with any renewals, extensions or modifications thereof.

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AGREEMENT (CONTINUED)
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"Debtor Laws" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws from time to time in effect affecting the rights of creditors generally.

"Default" shall mean an event with notice or lapse of time or both, could become an Event of Default.

"Dividends", in respect of any corporation, shall mean (i) cash distributions or any other distributions on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class, and (ii) any and all funds, cash and other payments made in respect of the redemption, repurchase or acquisition of such stock, unless such stock shall be redeemed or acquired through the exchange of such stock with stock of the same class.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, together with all regulations issued pursuant thereto.

"Event of Default" shall mean any of the events specified in Article VIII.

"GAAP" shall mean generally accepted accounting principles applied on a consistent basis, set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors, which are applicable in the circumstances as of the date in question. The requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

"Governmental Authority" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over Borrower or a Subsidiary or any of its or their businesses, operations or properties.

"Guaranty" of any Person shall mean any contract, agreement or understanding of such Person pursuant to which such Person in effect guarantees the payment of any Indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including without limitation agreements: (i) to purchase such Indebtedness or any property constituting security therefor; (ii) to advance or supply funds primarily for the purpose of assuring the holder of such Indebtedness of the ability of the Primary Obligor to make payment; or (iii) otherwise to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof, except that "Guaranty" shall not include the endorsement by Borrower or a Subsidiary in the ordinary course of business of negotiable instruments or documents for deposit or collection.

"Holder" shall mean the owner of Registrable Securities.

"Indebtedness" shall mean, with respect to any Person, (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor or otherwise or any commitment by which such Person assures a creditor against loss, including contingent reimbursement obligations with respect to letter of credit, (b) indebtedness guaranteed in any manner by such Person, including guarantees in the form of an agreement to repurchase or reimburse,
(c) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss, and (d) any unfunded obligation of such Person to any employee/employer benefit plan.

"Investment" in any Person shall mean any investment, whether by means of share purchase, loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of any Indebtedness of such Person, or the subordination of any claim against such Person to other Indebtedness of such Person.

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AGREEMENT (CONTINUED)
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"IRS Code" shall mean the Internal Revenue Code of 1986, as amended, together with all regulations issued thereunder.

"Lien" shall mean any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness, whether arising by agreement or under any statute or law, or otherwise.

"Loan" shall mean the money lent to Borrower pursuant to this Agreement, along with any accrued interest thereon.

"Loan Closing" or "Loan Closing Date" shall mean the initial disbursement of Loan funds which shall occur on a date 30 days from the date hereof or such earlier date on which Borrower requests, and Lenders approve, as the date at which the initial advance of the Loan funds shall be consummated, provided that such date may be mutually extended beyond 30 days, but only by written agreement of the parties hereto.

"Loan Documents" shall mean this Agreement, the Debentures, the security agreement, financing statements (including any renewals, extensions and refundings thereof), and any other agreements or documents (and with respect to this Agreement, and such other agreements and documents, any amendments or supplements thereto or modifications thereof) executed or delivered pursuant to the terms of this Agreement.

"Majority in Interest" shall mean Lenders holding among them at least 50.1% of the then outstanding Loan.

"Material Adverse Effect" or "Material Adverse Change" shall mean any change, factor or event that shall (i) have a material adverse effect upon the validity, performance or enforceability of any material provision of any Loan Documents, (ii) have a material adverse effect upon the financial condition or business operations of Borrower or any Subsidiaries, (iii) have a material adverse effect upon the ability of the Borrower to fulfill its material obligations under the Loan Documents, or (iv) any event that causes a Default or Event of Default.

"Obligation" shall mean: (i) all present and future indebtedness, obligations and liabilities of Borrower to Lenders arising pursuant to this Agreement, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several;
(ii) all present and future indebtedness, obligations and liabilities of Borrower to Lenders arising pursuant to or represented by the Debentures and all interest accruing thereon, and reasonable attorneys' fees incurred in the enforcement or collection thereof; (iii) all present and future indebtedness, obligations and liabilities of Borrower and any Subsidiary evidenced by or arising pursuant to any of the Loan Documents; (iv) all costs incurred by Lenders, including but not limited to reasonable attorneys' fees and legal expenses related to this transaction; and (v) all renewals, extensions and modifications of the indebtedness referred to in the foregoing clauses, or any part thereof.

"Other Taxes" shall have the meaning set forth in Section 2.09(b).

"Permitted Liens" shall mean: (i) Liens (if any) granted Agent for the benefit of the Lenders to secure the Obligation; (ii) pledges or deposits made to secure payment of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs; (iii) Liens imposed by mandatory provisions of law such as for landlord's, materialmen's, mechanics', warehousemen's and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is not yet due; (iv) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided or if an extension is obtained with respect thereto; (v) Liens arising from good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to

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AGREEMENT (CONTINUED)
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secure public or statutory obligations and deposits to secure (or in lieu of)
surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges; (vi) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended, and none of which is violated by existing or proposed structures or land use;
(vii) mortgages, financing statements, equipment leases or other encumbrances incurred in connection with the acquisition of property or equipment or the replacement of existing property or equipment, provided that such liens shall be limited to the property or equipment then being acquired, (viii) Liens in existence as of the date hereof and as disclosed in the attached exhibit, and
(ix) Lien on any Permitted Investments or assets acquired in connection therewith.

"Permitted Indebtedness" shall mean (i) current liabilities as reflected on Borrower's balance sheet prepared in accordance with GAAP from time to time
(ii) indebtedness incurred in the purchase of capital equipment not to exceed $2,000,000 per year, and (iii) debt associated with Permitted Liens.

"Person" shall include an individual, a corporation, a joint venture, a general or limited partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

"Plan" shall mean an employee benefit plan or other plan maintained by Borrower for employees of Borrower and/or any Subsidiaries and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986, as amended.

"Principal Amount" shall mean, as of any time, the then aggregate outstanding face amount of the Debentures after any conversions or redemptions and after giving effect to any installment payments received by Lenders.

"Registrable Securities" shall mean (i) the Common Stock issued or issueable upon Conversion of the Debentures, or (ii) any Common Stock issued upon Conversion of the Debentures or exercise of any warrant, right or other security which is issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend; any other distribution with respect to or in exchange for, or in replacement of Common Stock; stock split; or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; excluding in all cases, however, any Registrable Security that is not a Restricted Security and any Registrable Securities sold or transferred by a person in a transaction in which the rights under this Agreement are not assigned.

"Registrable Securities Then Outstanding" shall mean an amount equal to the number of Registrable Securities outstanding which have been issued pursuant to the Conversion of the Debentures.

"Restricted Security" shall mean a security that has not been (i) registered under the 1933 Act or (ii) distributed to the public pursuant to Rule 144 (or any similar provisions that are in force) under the 1933 Act.

"SEC" shall mean the Securities and Exchange Commission.

"1933 Act" shall refer to the Securities Act of 1933, as amended.

"1934 Act" shall refer to the Securities Exchange Act of 1934, as amended.

"Solvent" shall mean, with respect to any Person on a particular date, that on such date: (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person; (ii) the present fair salable value, in the ordinary course of business, of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction,

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AGREEMENT (CONTINUED)
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and is not about to engage in business or a transaction, for which such
Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

"Subordinated Debt" shall mean any indebtedness of the Borrower or any Subsidiaries, now existing or hereafter incurred, which indebtedness is, by its terms, junior in right of repayment to the payment of the Debentures.

"Subsidiary" shall mean any corporation whether now existing or hereafter acquired of which fifty percent (50%) or more of the Voting Shares are owned, directly or indirectly, by Borrower.

"Voting Shares" of any corporation shall mean shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the members of the Board of Directors (or other governing bodies) of such corporation, other than shares having such power only by reason of the happening of a contingency.

SECTION 1.02. OTHER DEFINITION PROVISIONS.

     (a) All terms defined in this Agreement shall have the above-defined meanings when used in the Debentures or any other Loan Documents, certificate, report or other document made or delivered pursuant to this Agreement, unless the context therein shall otherwise require. Reference to Borrower as parent company exclusively does occur where the context requires.

     (b) Defined terms used herein in the singular shall import the plural and vice versa.

     (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     (d) References to financial statements and reports shall be deemed to be a reference to such statements and reports prepared in accordance with GAAP on the basis used by Borrower in prior years, for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and statement of cash flows, of Borrower and its Consolidated Subsidiaries, if any.

     (e) Accounting terms not specifically defined above, or not defined in the Agreement, shall be construed in accordance with GAAP as recognized as of this date by the American Institute of Certified Public Accountants.


                          ARTICLE II - LOAN PROVISIONS

SECTION 2.01. LOAN CLOSING.

     (a) Subject to the terms and conditions of this Agreement, and the compliance with such terms and conditions by all parties, Lenders agree to lend to Borrower, and Borrower agrees to borrow from Lenders, the aggregate sum of up to FIVE HUNDRED THOUSAND DOLLARS ($500,000) which shall be disbursed at the Loan Closing as follows:

     Founders Equity Group, Inc. (cancellation and reissuance)    $100,000

     Founders Equity Group, Inc.                                  $150,000

     Founders Mezzanine Investors III, LLC                        $250,000
                                                                  --------
       Total                                                      $500,000

     (b) Such disbursements are to be at such time and subject to the conditions as provided hereunder and such borrowing shall be evidenced by Borrower's duly executed Debentures (in one or more counterparts) in the aggregate sum of $500,000 substantially in the form of Exhibit 2.01(b) attached hereto and made a part hereof, with appropriate insertion of names, dates and amounts. In the event of

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AGREEMENT (CONTINUED)
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any differences in terms between this Agreement and the Debentures, the
Debentures will be controlling; provided, however, that the holder of the Debentures shall be entitled to all the rights and benefits of the Lenders provided in this Agreement.

     (c) Unless otherwise mutually agreed, the Loan Closing shall be at the offices of Founders Equity Group, Inc., Dallas, Texas.

     (d) If, within 10 days of the date of this Agreement (i) Borrower has failed to comply with the conditions precedent to the Loan Closing as specified in Article III hereof (unless compliance with such conditions in whole or in part has been waived or modified by Lenders in their sole discretion) or (ii) the Loan Closing has not occurred (unless the date of such Loan Closing has been mutually extended) then, in either such case, the obligations of Lenders under this Agreement shall terminate, provided however that Borrower shall be obligated for payment of Loan Commitment Fee as provided in Section 2.07 due and payable as of such date of termination.

SECTION 2.02. USE OF PROCEEDS.

     (a) Borrower intends to use the money advanced hereunder for the purposes of (i) the payment of fees and expenses incurred in connection with the proposed acquisition of USCommunication Services, Inc. ("USC"), (ii) lending to USC up to $250,000 of such proceeds prior to the consummation of the proposed acquisition, (iii) pursuing such other acquisitions of businesses or assets as Borrower, in its discretion, elects (iv) general working capital.

SECTION 2.03. INTEREST RATE AND INTEREST PAYMENTS.

     (a) Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 10.00% per annum, with the first installment payable on FEBRUARY 1, 1998 and subsequent payments at the first day of each month thereafter. Overdue principal and interest on the Debentures shall bear interest, to the extent permitted by applicable law, at a rate of 12.00% per annum. Interest on the Principal Amount of each Debenture shall be calculated, from time to time, on the basis of the actual days elapsed in a year consisting of 365 days.

SECTION 2.04. MATURITY.

     (a) If not sooner redeemed or converted, the Debentures shall mature on JANUARY 1, 1999, at which time all the remaining unpaid principal, interest and any other charges then due under the Agreement shall be due and payable in full.

SECTION 2.06. OPTIONAL REDEMPTION.

     (a) Optional principal redemption on each Debenture shall be as provided for in such Debentures.

SECTION 2.07 LOAN CLOSING COSTS.

     (a) Borrower agrees to pay to Agent, a Loan Commitment fee of 1% of the loan amount available under this Loan Agreement such to be due and payable at Loan Closing or upon termination of this Loan Agreement.

     (b) Borrower agrees to pay to Agent, a Loan Closing Fee of 1% of the amount of Loan funds disbursed at each Loan Closing, such to be due and payable at Loan Closing.

     (c) Lender agrees to a similar fee arrangement on any additional funds provided under this Loan Agreement or similar agreement between Lender and Borrower.

SECTION 2.08. NO BROKERS.

     Borrower and Lenders represent and warrant to each other that they have not engaged any brokers in connection with the Loan or taken any action that would otherwise subject either party to claims for placement fees, commissions, brokerage fees, or finders fees or similar claims arising in connection with

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the Loan.  Each party shall indemnify the other for any costs or expenses incurred in connection with the breach of the representations or warranties contained in this Section 2.08.

SECTION 2.09. TAXES.

     (a) Each Debenture shall be exchangeable for shares of Borrower's Common Stock on such terms hereunder and shall be made without deduction for any present or future taxes, duties, charges or withholdings, (excluding, in the case of the Lenders, any foreign taxes, any federal, state or local income taxes and any franchise taxes or taxes imposed upon it by the jurisdiction, or any political subdivision thereof, under which the Lenders are organized or is qualified to do business) and all liabilities with respect thereto (herein "Taxes") shall be paid by Borrower. If Borrower shall be required by law to deduct any Taxes for which Borrower is responsible under the preceding sentence from any sum payable hereunder to any Lenders: (i) the sum payable shall be increased so that after making all required deductions, such Lenders receive an amount equal to the sum it would have received had no such deductions been made; (ii) Borrower shall make such deductions; and (iii) Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law.

     (b) Except as otherwise set forth in this Agreement or the other Loan Documents, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Loan Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the other Loan Documents (hereinafter referred to as "Other Taxes").

     (c) Borrower shall indemnify Lenders for the full amount of Taxes and Other Taxes reasonably paid by Lenders or any liability (including any penalties or interest assessed because of Borrower's defaults) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date Lenders make written demand therefor and has delivered to Borrower all documentation with respect thereto reasonably requested by Borrower. Lenders shall subrogate any and all rights and claims relating to such Taxes and Other Taxes to Borrower upon payment of said indemnification.

     (d) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower in this Section 2.09 shall survive the payment in full of the Loan.

SECTION 2.10 STOCK CONVERSION RIGHTS.

     (a) Each Debenture shall be exchangeable for shares of Common Stock on such terms and in such amounts as shall be stated in such Debenture. The holders of the stock issued upon exercise of the right of conversion as provided in said Debenture shall be entitled to all the rights of the Lenders as stated in this Agreement or the other Loan Documents to the extent such rights are specifically stated to survive the surrender of the Debenture for conversion as therein provided.

SECTION 2.11 REGISTRATION RIGHTS AGREEMENT.

     (a) The holder of shares of Common Stock issued upon Conversion shall be entitled to registration rights as provided in Article IX of this Agreement to the extent set forth therein.

                      ARTICLE III - CONDITIONS PRECEDENT

SECTION 3.01. DOCUMENT REQUIREMENTS.

     (a) The obligations of Lenders to advance funds at the Loan Closing are subject to the condition precedent that, on or before the date of such advance, Lenders shall have received the following in form and substance satisfactory to Lenders:

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     (i)   One or more duly executed Debentures with the insertions of date, amount and conversion features and aggregating five hundred thousand dollars ($500,000.00) each in amounts as requested by Lenders, which shall be styled as follows:

     Founders Equity Group, Inc. and Founders Mezzanine Investors III, LLC.

     (ii)  One or more duly executed security agreements.

     (iii) One or more duly executed financing statements.

     (iv) Copies of resolutions, as adopted by the Borrower's Board of Directors, approving the execution, delivery and performance of this Agreement, the Debentures, and the other Loan Documents, including the transactions contemplated herein and accompanied by a certificate of the Secretary or Assistant Secretary of Borrower stating that such resolutions have been duly adopted, are true and correct, have not been altered or repealed and are in full force and effect.

     (v) A signed certificate of the Secretary or Assistant Secretary of the Borrower which shall certify the names of the officers of Borrower authorized to sign each of the Loan Documents to be executed by such officer, together with the true signatures of each of such officers. It is herewith stipulated and agreed that Lenders may thereafter rely conclusively on the validity of this certificate as a representation of the officers of Borrower duly authorized to act with respect to the Loan Documents until such time as Lenders shall receive a further certificate of the Secretary or Assistant Secretary of Borrower canceling or amending the prior certificate and submitting the signatures of the officers thereupon authorized in such further certificate.

     (vi) Certificates of good standing (or other similar instrument) for the Borrower issued by the Secretary of State of the state of incorporation of Borrower, and certificates of qualification and good standing for Borrower issued by the Secretary of State of each of the states wherein the failure to be qualified to do business as a foreign corporation would have a Material Adverse Effect, dated within fifteen (15) days of Loan Closing, and

     (vii) Such other information and documents as may reasonably be required by Lenders and Lenders' counsel to substantiate Borrower's compliance with the requirements of this Agreement.


                ARTICLE IV - REPRESENTATIONS AND WARRANTIES

To induce Lenders to make the Loan hereunder, Borrower represents and warrants to Lenders that:

SECTION 4.01. ORGANIZATION AND GOOD STANDING.

     (a) Borrower is duly organized and existing in good standing under the laws of the state of its incorporation, is duly qualified as a foreign corporation and in good standing in all states in which failure to qualify would have a Material Adverse Effect, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states wherein it proposes to transact material business operations in the future and where failure to qualify would have a Material Adverse Effect.

SECTION 4.02. AUTHORIZATION AND POWER.

     (a) Borrower has the corporate power and requisite authority to execute, deliver and perform the Loan Documents to be executed by Borrower. The Borrower is duly authorized to, and has taken all corporate action necessary to authorize, execute, deliver and perform the Loan Documents executed by Borrower. The Borrower is and will continue to be duly authorized to perform the Loan Documents executed by Borrower.

SECTION 4.03. ENFORCEABLE OBLIGATIONS.

     (a) The Loan Documents to which it is a party have been duly executed and delivered by the Borrower and are the legal and binding obligations of the Borrower, enforceable in accordance with their

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respective terms, except as limited by any applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors rights and debtor's obligations.

SECTION 4.04. NO LIENS.

     (a) Except for Permitted Liens, all of the properties and assets owned by the Borrower are free and clear of all Liens and other adverse claims of any nature, and Borrower has good and marketable title to such properties and assets. A true and complete list of all Liens for borrowed money is disclosed to Lenders pursuant to Exhibit 4.04.

SECTION 4.05. FINANCIAL CONDITION.

     (a) Borrower has delivered to Lenders copies of the Form 10-K of Borrower dated October 31, 1996 and 10-Q dated July 31, 1997. The financial statements contained in the 10-K and 10-Q are true and correct in all material respects, fairly represent the financial condition of Borrower as of such dates and have been prepared in accordance with GAAP (except unaudited financial statements omit certain footnotes and are subject to year end adjustment in the ordinary course); and as of the date hereof, there are no obligations, liabilities or Indebtedness (including contingent and indirect liabilities and obligations) of Borrower which are (separately or in the aggregate) material and are not reflected in such financial statements.
Since the date of the above referenced Form 10-K and 10-Q, there has not been
(i) any Material Adverse Change in the financial condition, results of operations, business, prospects, assets or liabilities (contingent or otherwise, whether due or to become due, known or unknown), of the Borrower;
(ii) any dividend declared or paid or distribution made on the capital stock of the Borrower or any capital stock thereof redeemed or repurchased; (iii) any incurrence of long-term debt by the Borrower; (iv) any salary, bonus or compensation increases to any officers, key employees or agents of the Borrower or; (v) any other transaction entered into by the Borrower except in the ordinary course of business and consistent with past practice.

SECTION 4.06. FULL DISCLOSURE.

     (a) To the best of Borrower's knowledge and belief after current investigation, there is no material fact that Borrower has not disclosed to Lenders which could reasonably be expected to have a Material Adverse Effect. Neither the financial statements referenced in Section 4.05 hereof, nor any business plan, offering memorandum or prospectus, certificate or statement delivered herewith or heretofore by Borrower to Lenders in connection with the negotiations of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact necessary to keep the statements contained herein or therein from being misleading.

SECTION 4.07. NO DEFAULT.

     (a) No Default or Event of Default under this Agreement has occurred or is continuing.

SECTION 4.08. MATERIAL AGREEMENTS.

     (a) The Borrower is not in default in any material respect under any material contract, lease, loan agreement, indenture, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound.

SECTION 4.09. NO LITIGATION.

     (a) There are no actions, suits, investigations, arbitrations or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower that would have a Material Adverse Effect, and there has been no change in the status of any of the actions, suits, investigations, litigation or proceedings disclosed to Lenders which could have a Material Adverse Effect on Borrower or on any transactions contemplated by any Loan Document.

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SECTION 4.10. BURDENSOME CONTRACTS.

     (a) To the best knowledge of the Borrower, it is not a party to, or bound by, any contract or agreement, the faithful performance of which is so onerous so as to create or to likely create a Material Adverse Effect.

SECTION 4.11. TAXES.

     (a) All tax returns required to be filed by Borrower in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid except for (i) where a failure to file could not reasonably be anticipated to have a Material Adverse Effect or (ii) immaterial amounts and taxes being contested by Borrower in good faith and by appropriate proceedings. To the best knowledge of Borrower, there is no proposed tax assessment against Borrower and there is no basis for such assessment.

SECTION 4.12 PRINCIPAL OFFICE, ETC.

     (a) The principal office and principal place of business of the Borrower is:

               Canmax Inc.
               150 W. Carpenter Freeway
               Irving, TX 75039

SECTION 4.13. USE OF PROCEEDS.

     (a) The Borrower hereby acknowledges that it intends to use proceeds from the Loans the set forth in Section 2.02

SECTION 4.14. COMPLIANCE WITH LAW.

     (a) To the best knowledge of Borrower, Borrower is in compliance in all material respects with all laws, rules, regulations, orders and decrees which are applicable to Borrower or its properties by reason of any Governmental Authority which are material to the conduct of the business of Borrower or any of its properties.

SECTION 4.15. SCHEDULE OF CAPITAL STOCK AND SEC REQUIREMENTS.

     (a) As of the date hereof, set forth on Exhibit 4.15 - Schedule of Capital Stock is a true and correct schedule of all classes of authorized, issued, and outstanding Capital Stock of the Borrower, all stock options, warrants, conversion rights, subscription rights and other rights or agreements to acquire securities of Borrower (other than the Debentures )and any shares held in treasury or reserved for issue upon exercise of such stock options, warrants or conversion rights, subscription rights and other rights or agreements to acquire securities including date of termination of such right and the consideration therefor.

     (b) Except as provided in Exhibit 4.15 - Schedule of Capital Stock, to the best of the Borrower's knowledge, all securities of Borrower have been issued in compliance with the requirements of the 1933 Act, and the rules and regulation promulgated thereunder, or pursuant to an exemption therefrom.

     (c) The shares of Common Stock when issued to Lenders upon Conversion will be duly and validly issued, fully paid and nonassessable and in compliance with all applicable securities laws. Such issuance will not give rise to preemptive rights or similar rights by any other security holder of Borrower. Borrower shall at all times reserve and keep available sufficient authorized and unissued shares of Common Stock to effectuate the Conversion.

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SECTION 4.16. SUBSIDIARIES.

     (a) As of the date hereof, the Borrower but not have any Subsidiaries other than (i) Canmax Retail Systems, Inc., a Texas corporation, or (ii) subsidiaries with no material assets or liabilities through which no operations have been conducted within the preceding 24 months.

     (b) Except to set forth and Section 4.16(a) above, Borrower does not own any equity or debt interest or any form of proprietary interest (other than standard commercial money market accounts) in any entity, or any right or option to acquire any such interest in any such entity.

SECTION 4.17 PATENTS, TRADEMARKS AND COPYRIGHTS.

     (a) To the best of Borrower's knowledge and belief after current investigation, Borrower owns all patents, trademarks and copyrights, if any, necessary to conduct its business or possesses licenses or other rights, if any, therefor. All such intangible property rights are listed in Exhibit 4.17
- Schedule of Patents, Trademarks and Copyrights. To its knowledge, Borrower has the right to use such proprietary rights without infringing or violating the rights of any third parties. No claim has been asserted by any person to the ownership of or right to use any such proprietary right or challenging or questioning the validity or effectiveness of any such license or agreement which would have a Material Adverse Effect, however Buyer has granted to The Southland Corporation ("Southland") a license to use, possess and modify the source code for its "C-Serve Software" and related software of Borrower used by Southland. To Borrower's knowledge, each of the proprietary rights is valid and subsisting, and has not been canceled, abandoned or otherwise terminated.

SECTION 4.18. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     (a) All representations and warranties by Borrower herein shall survive the Loan Closing and any subsequent Loan Closings and the delivery of the Debentures, and any investigation at any time made by or on behalf of any Lender shall not diminish Lenders' right to rely on Borrower's representations and warranties as herein set forth, except to the extent that such warranty was made as of a specific date or was subsequently modified or supplemented with the consent of the Majority in Interest.


                      ARTICLE V - AFFIRMATIVE COVENANTS

     So long as any part of the Debentures remains unpaid or has not been redeemed or converted hereunder, and until such payment, redemption or conversion in full, unless the Majority in Interest shall otherwise consent in writing, which consent shall not be unreasonably withheld, Borrower agrees that:

SECTION 5.01. FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS.

     (a) The Borrower shall accurately and fairly maintain its books of account in accordance with GAAP, employ a firm of independent certified public accountants, which firm is and shall be one of the six largest national accounting firms or which is approved by the Majority in Interest, to make annual audits of its accounts in accordance with generally accepted auditing standards; permit the Lenders and their representatives to have access to and to examine its properties, books and records (and to copy and make extracts therefrom) at such reasonable times and intervals as the Lenders may request; and to discuss its affairs, finances and accounts with its officers and auditors, all to such reasonable extent and at such reasonable times and intervals as the Lenders may request.

     (b) The Borrower shall provide the following reports and information to the Lenders:

          (i) As soon as available, and in any event within forty-five (45) days after the close of each quarter, the Borrower's report on Form 10-Q with exhibits for said period. In addition, the Lenders may at their sole discretion request internal monthly reports for specific periods.

          (ii) As soon as available, and in any event within ninety (90) days after the close of each year, the Borrower's report on Form 10-K with exhibits for said period.

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          (iii) Each quarter, concurrent with the periodic report required above, a certificate executed by the Chief Financial Officer or Chief Executive Officer of the Borrower, (A) stating that a review of the activities of the Borrower during such fiscal period has been made under his supervision and that the Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and no Default or Event of Default shall have occurred, or if a Default or Event of Default shall occurred, specifying the nature and status thereof, and (B) setting forth a computation in reasonable detail as of the end of the period covered by such statements, of compliance with the Agreed Minimum Financial Standards in
Exhibit 7.01 as provided therein.

          (iv) So long as any Debenture remains outstanding, promptly (but in any event within five (5) business days) upon learning of the occurrence of a Default or an Event of Default deliver a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Borrower describing such Default or Event of Default and stating what steps are being taken to remedy or cure the same.

          (v) Promptly (but in any event within five (5) business days) upon the receipt thereof by the Borrower or the Board of Directors of the Borrower, copies of all reports, all management letters and other detailed information submitted to the Borrower or the Board by independent accountants in connection with each annual or interim audit or review of the accounts or affairs of the Borrower made by such accountants.

          (vi) With reasonable promptness, such other information relating to the finances, properties, business and affairs of the Borrower and each Subsidiary, as Lenders may reasonably request from time to time.

          (vii) Promptly upon its becoming available, one copy of each financial statement, report, press release, notice or proxy statement sent by Borrower to stockholders generally, and of each regular or periodic report, registration statement or prospectus filed by Borrower with any securities exchange or the SEC or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which the Borrower is a party.

SECTION 5.02. OPERATION REVIEW.

     (a) Borrower agrees that it will review its operations with Lenders. Such operations reviews will be in such depth and detail as Lenders shall reasonably request. Operations reviews, which usually will require a day or less to complete, will be held as reasonably necessary, generally once a fiscal quarter.

SECTION 5.03. PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

     (a) Borrower shall, and shall cause its Subsidiaries (if any) to, pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, (ii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might give rise to a Lien upon any of its property other than Permitted Liens, and (iii) all of its other Indebtedness, except as prohibited hereunder; provided, however, that Borrower and its Subsidiaries, if any, shall not be required to pay any such tax, assessment, charge or levy if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate accruals and reserves therefor have been established in accordance with GAAP.

SECTION 5.04. MAINTENANCE OF EXISTENCE AND RIGHTS; CONDUCT OF BUSINESS.

     (a) Borrower shall, and shall cause its Subsidiaries (if any) to, preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations and orders of any Governmental Authority. Borrower shall keep its principal place of business within the United States.

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SECTION 5.05. SEC FILING AND MAINTENANCE OF SEC REPORTING REQUIREMENTS.

     (a) So long as Borrower has a class of securities registered pursuant to
Section 12 of the 1934 Act, Borrower shall duly file, when due, all reports and statements required of a company whose securities are registered for public trading under and pursuant to the 1934 Act, as amended, and any rules and regulations issued thereunder, and to preserve and maintain its registration thereunder and all of the rights of its security holders normally associated with a publicly traded stock company.

SECTION 5.06. NOTICE OF DEFAULT.

     (a) Borrower shall furnish to Lenders, immediately upon becoming aware of the existence of any condition or event which constitutes a Default or would with the passage of time become a Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

SECTION 5.07. OTHER NOTICES.

     (a) Borrower shall promptly notify Lenders of (i) any Material Adverse Change, (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any Indebtedness owing by Borrower or its Subsidiaries, if any, (iii) any material adverse claim that would have a Material Adverse Effect against or affecting Borrower or its Subsidiaries, if any, or any of its properties, and (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority, the negative result of which has a Material Adverse Effect on Borrower and its Subsidiaries.

SECTION 5.08. BOOKS AND RECORDS; ACCESS.

     (a) Borrower shall, and shall cause each of its Subsidiaries (if any) to, maintain complete and accurate books and records of its transactions in accordance with GAAP. Borrower shall give each duly authorized representative of Lenders access during all normal business hours to, and shall permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and its Subsidiaries and relating to its affairs, and to inspect any of the properties of Borrower and its Subsidiaries, if any. Borrower shall make a copy of this Agreement, along with any waivers, consents, modifications or amendments, available for review at its principal office by Lenders or Lenders' representatives. Borrower shall not be responsible for Lenders' costs and expenses of inspection.

SECTION 5.09. COMPLIANCE WITH LAW.

     (a) Borrower shall, and shall cause each of its Subsidiaries (if any) to, comply with all applicable laws, rules, regulations, and all orders of any Governmental Authority applicable to it or any of its property, business operations or transactions, a breach of which could reasonably be expected to have a Material Adverse Effect.

SECTION 5.10. INSURANCE.

     (a) Borrower shall, and shall cause each of its Subsidiaries (if any) to, maintain such worker's compensation insurance, liability insurance and insurance on its properties, assets and business, now owned or hereafter acquired, against such casualties, risks and contingencies, and in such types and amounts, as are consistent with customary practices and standards of companies engaged in similar businesses.

SECTION 5.11. FURTHER ASSURANCES.

     (a) Borrower shall, and shall cause each of its Subsidiaries (if any) to, make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications and

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additional agreements, undertakings, transfers, assignments, or other assurances, and take any and all such other action, as Lenders may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents, or the obligations of Borrower or its Subsidiaries, if any, thereunder, which Lenders may request from time to time.

SECTION 5.12. INDEMNITY BY BORROWER.

     (a) Borrower shall indemnify, save, and hold harmless, Lenders and their directors, officers, agents, attorneys, and employees (singularly or collectively, the "Indemnitee") from and against (i) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee if the claim, demand, action or cause of action directly or indirectly relates to this Agreement and the other Loan Documents issued pursuant thereto, the use of proceeds of the Loans, or the relationship of Borrower and Lenders under this Agreement or any transaction contemplated pursuant to this Agreement, (ii) any administrative or investigative proceeding by any Governmental Authority directly or indirectly related to a claim, demand, action or cause of action described in clause (i) above, and (iii) any and all liabilities, losses, costs, or expenses (including reasonable attorneys' fees and disbursements) that any Indemnitee suffers or incurs as a result of any of the foregoing; provided, however, that Borrower shall have no obligation under this Section 5.12 to any Indemnitees with respect to any of the foregoing arising out of the negligence or willful misconduct of any Indemnitees or the breach by the Lenders or its assignees of this Agreement or any other Loan Document or other document executed in connection with any of the aforesaid, the breach by any Indemnitees of any agreement or commitment with other parties, the violation or alleged violation of any law, rule or regulation by any Indemnitees, or from the acquisition, transfer or disposition by Lenders of any Debenture or the Common Stock issued upon Conversion of the Debenture. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. In the event that such indemnitee's failure to properly notify the Borrower materially prejudices Borrower's right to participate in the contest of such claim, demand, action, or cause of action, then said Indemnitee shall have no right to receive, and Borrower shall have no obligation to pay, any indemnification amounts hereunder. Borrower may elect to defend any such claim, demand, action or cause of action (at its own expense) asserted against said Indemnitee and, if requested by Borrower in writing and so long as no Default or Event of Default shall have occurred and be continuing, such Indemnitee (at Borrower's expense) shall in good faith contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment to or on behalf of an Indemnitee hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's written concurrence thereto. In the event that said Indemnitee fails to obtain Borrower's prior written consent to any such settlement or compromise, said Indemnitee shall have no right to receive and Borrower shall have no obligation to pay any indemnification amounts hereunder. Each Indemnitee may employ counsel in enforcing its rights hereunder and in defending against any claim, demand, action, or cause of action covered by this Section 5.12; provided, however, that each Indemnitee shall endeavor, but shall not be obligated, in connection with any matter covered by this Section which also involves any other Indemnitee, to use reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees, including by allowing Borrower to select one lawyer for all parties, such selection to be subject to the approval of such parties, which approval shall not be unreasonably withheld. Any obligation or liability of Borrower to any Indemnitee under this Section 5.12 shall survive the expiration or termination of this Agreement and the repayment of the Debentures.

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                       ARTICLE VI - NEGATIVE COVENANTS

     So long as any part of the Debentures have not been redeemed or converted hereunder, and until such redemption or conversion in full, unless the Majority in Interest shall otherwise consent in writing, which consent shall not be unreasonably withheld, Borrower agrees that, unless permitted otherwise:

SECTION 6.01. LIMITATION ON INDEBTEDNESS.

     (a) Borrower and its Subsidiaries shall not incur, create, contract, waive, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except:

     (i) Indebtedness arising out of this Agreement or otherwise contemplated herein;

     (ii)  Permitted Indebtedness

     (iii) Intercompany loans and advances;

     (iv) contingent liabilities totaling less than $500,000 arising out of endorsements of checks or other negotiable instrument for deposit or collection in the ordinary course of business;

     (v) indebtedness outstanding on the date hereof and described in the financial statements delivered pursuant to Section 4.05 hereof or on
           Exhibit 6.01, and any refinancings or extensions thereof; and

     (vi) Indebtedness associated with Permitted Investments.

SECTION 6.02. NEGATIVE PLEDGE/PREPAYMENTS.

     (a) Borrower shall not, and shall not permit its Subsidiaries (if any) to, create, incur, permit or suffer to exist any Lien upon any of its property or assets other than Permitted Liens.

SECTION 6.03. LIMITATION ON INVESTMENTS.

     (a) Borrower shall not, and shall not permit its Subsidiaries (if any) to, make any advance, loan, investment or material acquisition of assets for cash or cash equivalents, other than (i) advances made to employees in the ordinary course of business so long as the aggregate amount of such advances do not exceed Twenty-five Thousand Dollars ($25,000.00) in the aggregate outstanding at any time; (ii) investments in marketable securities so long as the aggregate amount of such investments do not exceed One Hundred Thousand Dollars ($100,000.00) at any time; (iii) investments in short-term direct obligations of the United States government or any agency thereof; (iv) investments in negotiable certificates of deposit and repurchase agreements issued by a United States bank having a combined capital and surplus of at least $50,000,000 payable to the order of Borrower or to bearer, (v) investments in commercial paper rated A-1 or P-1, and (vi) acquisition of the stock or assets of other Persons other than USC.

SECTION 6.04. CERTAIN TRANSACTIONS.

     Intentionally omitted.

SECTION 6.05. LIMITATION ON SALE OF PROPERTIES.

     (a) Borrower shall not, and shall not permit its Subsidiaries (if any) to (i) sell, assign, convey, exchange, lease or otherwise dispose of any of its properties, rights, assets or business, whether now owned or hereafter acquired, except in the ordinary course of its business and for a fair consideration, or (ii) sell, assign or discount any accounts receivable except in the ordinary course of business or to secure bank or commercial working capital loans in the ordinary course of business.

SECTION 6.06. NO AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

     (a) Borrower shall not, and shall not permit its Subsidiaries (if any) to, materially amend its Articles of Incorporation or bylaws except as is necessary to fulfill the conditions of this Agreement or to change its domicile from the state of Wyoming to the state of Delaware or Texas.

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SECTION 6.07. LIMITATION ON INCREASED EXECUTIVE COMPENSATION AND BONUS,
PROFIT SHARING OR OTHER INCENTIVE PAYMENTS.

     (a) Borrower will not increase the salary, bonus, or other compensation programs (whether in cash, securities, or other property, and whether payment is deferred or current) of its top five executive officers unless such compensation increase is approved by a majority of the Board or a Compensation Committee of the Board of Directors, a majority of whom shall non-employee Directors.

SECTION 6.08. RESTRICTED PAYMENTS.

     (a) So long as any Debentures are outstanding, Borrower shall not (i) declare or pay any dividend on any Common Stock or Preferred Stock that exceeds five percent (5%) of Net Operating Income as defined by GAAP for the most recent 12 month period, or (ii) purchase, redeem, decrease, or otherwise acquire any shares of Common Stock, or any Preferred Stock.


                       ARTICLE VII - EVENTS OF DEFAULT

SECTION 7.01. EVENTS OF DEFAULT.

     (a) An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

     (i) Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), not later than ten (10) days after the due date, any installment of interest on or principal of, any Debenture or any fee, expense or other payment required hereunder;

     (ii) Any representation or warranty made under this Agreement, or any of the other Loan Documents, or in any certificate or statement furnished by Borrower to Lenders pursuant hereto or in connection herewith or with the Loans hereunder, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty was made;

     (iii) Default shall occur in the performance of any of the covenants or agreements of Borrower or of its Subsidiaries (if any) contained herein, or in any of the other Loan Documents, which is not remedied within fifteen (15) days after written notice thereof to Borrower from Lenders;

     (iv) Default shall occur in the payment of any Indebtedness in excess of one hundred thousand dollars ($100,000) of the Borrower or its Subsidiaries (if any), or default shall occur in respect of any note, loan agreement or credit agreement relating to any such Indebtedness, and such default shall continue for more than the period of grace, if any, specified therein or any such indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended;

     (v) Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Borrower in accordance with the respective terms thereof, or shall in any way be terminated except as otherwise provided for therein or become or be declared ineffective or inoperative, or shall in any way whatsoever cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby;

     (vi) Borrower or its Subsidiaries (if any) shall (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself, or of all or substantially all of such Person's assets,
(B) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (E) file an answer admitting the material allegations of, or consent to, or default in answering, a

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                                      17
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AGREEMENT (CONTINUED)
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petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding, or (F) take corporate action for the purpose of effecting any of the foregoing;

     (vii) An involuntary petition or complaint shall be filed against Borrower or any of its Subsidiaries (if any) seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of such Person's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or its subsidiary (if any) or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets;

     (viii) Any final judgment for the payment of money, in excess of $50,000 individually or $100,0000 in the aggregate, shall be rendered against the Borrower and which is not covered by insurance; or

     (ix) The Borrower shall fail to issue and deliver shares of Common Stock as provided in the Debentures.

SECTION 7.02. REMEDIES UPON EVENT OF DEFAULT.

     (a) If an Event of Default shall have occurred and be continuing for a period of fifteen (15) days, then Lenders may exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as the Majority in Interest in their sole discretion may deem necessary or appropriate:

     (i) declare the unpaid Principal Amount (after application of any payments or installments received by Lenders) of, and all interest then accrued but unpaid on, the Debentures and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Debentures to the contrary notwithstanding;

     (ii) reduce any claim to judgment; and

     (iii) without notice of default or demand, pursue and enforce any of Lenders' rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, all of which rights may be specifically enforced.

SECTION 7.03. PERFORMANCE BY LENDERS.

     (a) Should Borrower fail to perform any covenant, duty or agreement contained herein or in any of the other Loan Documents, Lenders may perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lenders, promptly pay any amount reasonably expended by Lenders in such performance or attempted performance to Lenders at their principal office in Dallas, Texas, together with interest thereon, at the interest rate specified in the Debenture, from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that Lenders assume no liability or responsibility for the performance of any duties of Borrower hereunder or under any of the other Loan Documents.

SECTION 7.04. PAYMENT OF EXPENSES INCURRED BY LENDERS.

     (a) Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any, provided herein, Borrower agrees to pay and shall pay all costs and expenses (including Lenders' attorney's fees and expenses) reasonably incurred by Lenders or their Agent in connection with the preservation and enforcement of Lenders' rights under this Agreement, the Debentures, or any other Loan Document.

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                                      18
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AGREEMENT (CONTINUED)
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                     ARTICLE VIII - REGISTRATION RIGHTS

SECTION 8.01.  PIGGY BACK RIGHTS.  PENALTY FOR FAILURE TO REGISTER.

     (a) If at any time after the date hereof, the Borrower shall file a registration statement relating to any of its securities, it will notify the Holder in writing and, upon the Holder's request, will include the offer and sale of Registrable Securities in such registration statement. In the event that the Borrower fails include Registrable Securities in a piggy back statement as required herein, the Borrower shall give notice demanding a registration and 105 days after the notice the Borrower shall prepare and file a registration statement with the SEC with respect to such Registrable Securities. If the Borrower fails to file within said time period, the Conversion Price of the Debentures issued pursuant to this Agreement shall decrease by $0.0625 per month until a complete registration statement has been filed.

SECTION 8.02.  OBLIGATIONS OF THE BORROWER.

     Whenever required to include Registrable Securities in any registration or to effect the registration of any Registrable Securities pursuant to this Agreement, the Borrower shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best lawful efforts to cause such registration statement to become effective, and use its best efforts to keep such registration statement effective until all such Registrable Securities have been distributed;

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement;

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

     (d) Use its best lawful efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Borrower shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form reasonably satisfactory to the Borrower and the Holders of a majority of the Registrable Securities to be included in such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

     (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto and covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

SECTION 8.03.  FURNISH INFORMATION.

     (a) It shall be a condition precedent to the obligations of the Borrower to take any action pursuant to this Article VIII that the selling Holders shall furnish to the Borrower any and all information reasonably requested by the Borrower, its officers, directors, employees, counsel, agents or representatives, the

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AGREEMENT (CONTINUED)
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underwriter or underwriters, if any, and the SEC or any other Governmental
Authority, including but not limited to: (i) such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of their Registrable Securities, and (ii) the identity of and compensation to be paid to any proposed underwriter or broker-dealer to be employed in connection therewith.

     (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the 1933 Act, the Borrower shall give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, at such Holders' sole cost and expense (except as otherwise set forth herein), such access to copies of the Borrower's records and documents and such opportunities to discuss the business of the Borrower with its officers and the independent public accountants (in the presence of the Borrower) who have certified its financial statements as shall be reasonably necessary in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act, after written notice to Borrower.

SECTION 8.04.  EXPENSES OF REGISTRATION.

     All expenses, other than underwriting discounts and commissions incurred in connection the registrations contemplated herein, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Borrower, and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Borrower.

SECTION 8.05.  INDEMNIFICATION REGARDING REGISTRATION RIGHTS.

     If any Registrable Securities are included in a registration statement under this Article VIII:

     (a) To the extent permitted by law, the Borrower will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, liabilities (joint or several) or any legal or other costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact with respect to the Borrower or its securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein; (ii) the omission or alleged omission to state therein a material fact with respect to the Borrower or its securities required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Borrower of the 1933 Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained in this Section 8.05(a) shall not apply and the Borrower shall not be liable (i) in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in (a) reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or (b) as a result of the gross negligence, willful misconduct or breach of any warranty, covenant or agreement of such Holder contained herein, or (ii) for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Borrower, which consent shall not be unreasonably withheld.

     (b) To the extent permitted by law, each Holder who participates in a registration pursuant to the terms and conditions of this Agreement shall indemnify and hold harmless the Borrower, each of its
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                                      20

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directors and officers who have signed the registration statement, each
Person, if any, who controls the Borrower within the meaning of the 1933 Act or the 1934 Act, each of the Borrower's employees, agents, counsel and representatives, any underwriter and any other Holder selling securities in such registration statement, or any of its directors or officers, or any person who controls such Holder, against any losses, claims, damages, costs, expenses, liabilities (joint or several) to which the Borrower or any such director, officer, controlling person, employee, agent, representative, underwriter, or other such Holder, or director, officer or controlling person thereof, may become subject, under the 1933 Act, the 1934 Act or other federal or state law, only insofar as such losses, claims, damages, costs, expenses or liabilities or actions in respect thereto arise out of or are based upon any Violation, in each case to the extent and only to the extent that such Violation occurs (i) in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such or (ii) as a result of the gross negligence, willful misconduct or breach of any warranty, covenant or agreement of such Holder contained herein. Each such Holder will indemnify any legal or other expenses reasonably incurred by the Borrower or any such director, officer, employee, agent representative, controlling person, underwriter or other Holder, or officer, director or of any controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.05(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, costs, expenses, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

     (c) Promptly after receipt by an indemnified party under this Section
8.05 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.05, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of its obligations under this Section 8.05, except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is materially prejudiced in its ability to defend such action solely as a result of the failure to give such notice.

     (d) If the indemnification provided for in this Section 8.05 is unavailable to an indemnified party under this Section in respect of any losses, claims, damages, costs, expenses, liabilities or actions referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, costs, expenses, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Borrower, on the one hand and of the Holder, on the other, in connection with the Violation that resulted in such losses, claims, damages, costs, expenses, liabilities or actions. The relative fault of the Borrower, on the one hand, and of the Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by the Borrower or by the Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Borrower, on the one hand, and the Holders, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 8.05 were determined by a pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to

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AGREEMENT (CONTINUED)
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in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of losses, claims, damages, costs, expenses, liabilities and actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section 8.05, neither the Borrower nor the Holders shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public exceeds the amount of any damages which the Borrower or each such Holder has otherwise been required to pay by reason of such Violation. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

SECTION 8.06.  ASSIGNMENT OF REGISTRATION RIGHTS.

     (a) Subject to the terms and conditions of this Agreement and the Debentures, the right to cause the Borrower to register Registrable Securities pursuant to this Agreement may be assigned by Holder to any transferee or assignee of such securities; provided that said transferee or assignee is a transferee or assignee of at least five percent (5%) of the Registrable Securities and provided that the Borrower is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act; it being the intention that so long as Holder holds any Registrable Securities hereunder, either Holder or its transferee or assignee of at least five percent may exercise the demand right to registration and piggy-back registration rights hereunder. Other than as set forth above, the parties hereto hereby agree that the registration rights hereunder shall not be transferable or assigned and any contemplated transfer or assignment in contravention of this Agreement shall be deemed null and void and of no effect whatsoever.

SECTION 8.07.  OTHER MATTERS.

     (a) Each Holder of Registrable Securities hereby agrees by acquisition of such Registrable Securities that, with respect to each offering of the Registrable Securities, whether each Holder is offering such Registrable Securities in an underwritten or non-underwritten offering, such Holder will comply with Rules 10b-2, 10b-6 and 10b-7 of the 1934 Act and such other or additional anti-manipulation rules then in effect until such offering has been completed, and in respect of any non-underwritten offering, in writing will inform the Borrower, any other Holders who are selling shareholders, and any national securities exchange upon which the securities of the Borrower are listed, that the Registrable Securities have been sold and will, upon the Borrower's request, furnish the distribution list of the Registrable Securities. In addition, upon the request of the Borrower, each Holder will supply the Borrower with such documents and information as the Borrower may reasonably request with respect to the subject matter set forth and described in this Section 8.07.

     (b) Each Holder of Registrable Securities hereby agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Borrower of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, such Holder will forthwith discontinue disposition of Registrable Securities under the prospectus related to the applicable registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Borrower that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.

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AGREEMENT (CONTINUED)
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               ARTICLE IX - AGENCY AND INTER-LENDER PROVISIONS

SECTION 9.01. LENDERS REPRESENTATIONS AND WARRANTIES TO OTHER LENDERS Each Lender represents and warrants to the other Lenders and the Agent:

     (a) It is legal for it to make its portion of the Loan, and the making of such portion of the Loan complies with laws applicable to it.

     (b) It has made, without reliance upon any other Lender, its own independent review (including any desired investigations and inspections) of, and it accepts and approves, the Loan, this Agreement and the associated documents and all other matters and information which it deems pertinent. It acknowledges that the Loan Documents are a complete statement of all understandings and respective rights and obligations between and among Lenders and Borrower regarding the Loan.

     (c) No Lender has made any express or implied representation or warranty to any other Lender with respect to this transaction.

     (d) It will, independently and without reliance upon any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and will make such investigation as it deems necessary to inform itself as to the Loan, the Loan Document, the Borrower and any Collateral; provided, however, nothing contained in this Section shall limit Agent's obligation to provide the other Lenders with the information and documents Agent is expressly required to deliver under this Agreement.

     (e) The relationship of Lenders are, and shall at all times remain, solely that of a lender of its respective Loan portion. Lenders are not partners or joint venturers in connection with the Loan.

SECTION 9.02. WAIVER OF LOAN PROVISIONS OR INTEREST OR PRINCIPAL PAYMENTS

     (a) So long as no Lender has sold or assigned any of the debentures issued to such Lender pursuant to this Agreement, unanimous consent of the Lenders will be required for the waiver of principal or interest payment and any alterations thereto.

     (b) If any Lender disposes of any part of their Debentures, a waiver of an interest or principal payment and any alterations thereto will require the consent of the Majority in Interest.

     (c) All other modifications, consents, amendments or waivers of any provision of this Agreement, the Debentures or other Loan Documents shall require the consent of the Majority in Interest.

SECTION 9.03.  AGENCY

     (a) Each Lender hereby designates and appoints Founders Equity Group, Inc. ("Agent") as its agent under this Agreement and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonable incidental thereto. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower. The Agent may perform any of its duties under this Agreement, or under the other Loan Documents, by or through its agents or employees.

     (b) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. Except as expressly provided herein, the duties of the Agent shall be mechanical and administrative in nature. The Agent shall have and may use its sole discretion with respect to exercising or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents. The Agent shall not have by reason of this Agreement a fiduciary relationship with respect to any Lender. Nothing in this Agreement or any of the other Loan Documents, express or implied, is intended to or shall be construed to impose upon the

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AGREEMENT (CONTINUED)
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Agent any obligations in respect of this Agreement or any of the other Loan
Documents except as expressly set forth herein or therein. If the Agent seeks the consent or approval of the Majority in Interest to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Majority in Interest have instructed the Agent to act or refrain from acting pursuant hereto. The Agent may employ agents, co-agents and attorneys-in-fact and shall not be responsible to the Lenders or the Borrower, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     (c) Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by it or any of them under this Agreement or under any of the other Loan Documents, or in connection herewith or therewith, except that no Person shall be relieved of any liability imposed by law, intentional tort or gross negligence. The Agent shall not be not be responsible to any Lender for any recitals, statements, representations or warranties contained in this Agreement or for the execution, effectiveness, genuiness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the other Loan Documents or any of the transactions contemplated thereby, or for the financial condition of the Borrower. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the other Loan Documents or the financial condition of the Borrower, or the existence or possible existence of any Default or Event of Default. Agent shall give Lender notice of any Default or Event of Default of which Agent has actual notice. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Majority in Interest. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Majority in Interest.

     (d) The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

     (e) To the extent that the Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including all professional fees), expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the other Loan Documents, in proportion to each Lenders' pro rata share of the Loan. The obligations of the Lenders under this indemnification provision shall survive the payment in full of the Loans and the termination of this Agreement.

     (f)(i) The Agent is hereby authorized by the Borrower and the Lenders, from time to time, before or after the occurrence of an Event of Default, to make such disbursements and advances ("Agent Advances") pursuant to this Agreement and the other Loan Documents which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral, or any portion thereof, in order to enhance the likelihood of, or maximize the amount of, repayment by the Borrower, or any

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                                      24

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guarantor or other Person, of the Loans and other Obligation or to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses. The Agent Advances shall be repayable on demand and be secured by the Collateral.

     (ii) If and so long as the Loan is secured or the Lenders are a beneficiary of any security agreement or pledge, the Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent for the benefit of Lenders upon any Collateral (A) upon termination of the commitments and payments and satisfaction of all Loans, (whether or not due) and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable, (B) constituting property being sold or disposed in compliance with this Agreement (and the Agent may rely conclusively on any such certificate, without further inquiry); (C) constituting property in which the Borrower did not own any interest at the time the Lien was granted or at any time thereafter; (D) constituting property leased to the Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or which will expire imminently and which has not been, and is not intended by such Borrower to be, renewed or extended; or (E) if approved, authorized or ratified in writing by the Majority in Interest.
Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent's authority to release any Lien granted to or held by the Agent, for the benefit of the secured creditors, upon particular types or items of Collateral pursuant to this section.

     (iii) So long as no Event of Default has occurred and is then continuing, upon receipt by the Agent of confirmation from the Majority in Interest of its authority to release any Lien granted to or held by the Agent, for the benefit of the Lenders, upon particular types or items of Collateral, and upon at least five (5) business days prior written request by the Borrower, the Agent shall (and is hereby irrevocable authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent, for the benefit of the Lenders, herein or pursuant hereto upon such Collateral; PROVIDED, HOWEVER, that the Agent (i) shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release and (ii) shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

     (iv) The Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent, for the benefit of the Lenders, herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty or care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the pursuant to this section or pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any Lender as to any of the foregoing.

SECTION 9.04. RESIGNATION; REMOVAL; SUCCESSOR AGENT

     (a) Agent may resign at any time upon written notice to all of the Lenders. In addition, if Agent fails, for a period of twenty (20) days after written notice from any Lender of such failure, substantially to comply with or perform any obligation imposed upon it by this Agreement or any of the Loan Documents, then Agent may be removed by the vote of the Majority in Interest and the Majority in Interest shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after such resigning Agent's

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

AGREEMENT (CONTINUED)
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notice of resignation or such removal of the Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Any successor Agent shall be one of the other Lenders or any commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $50,000,000 and such successor Agent shall serve at no cost to Borrower. Any such commercial bank appointed pursuant to this Section may condition its acceptance of such appointment on the execution of such additional instruments, documents and agreements by each of the parties hereto and by Borrower as such successor Agent may in its sole discretion require. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agreement, but shall retain all its rights, powers, privileges and duties as a Lender. After any retiring Agent's resignation or removal hereunder as Agent, all provisions of this Agreement applicable to "Agent" shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

SECTION 9.05. NOTICE, RECOMMENDATIONS

     (a) Upon the happening of any Event of Default by Borrower coming to the actual knowledge of Agent, Agent shall within ten (10) days after obtaining such knowledge give notice of such default to Lenders, and Lenders shall consult and confer with Agent within five (5) Business Days after such notice regarding actions to be taken. Agent shall also promptly advise Lenders of any other matter coming to the actual knowledge of Agent which, in Agent's reasonable judgment, has a Materially Adverse Effect upon the interests of the Lenders.

     (b) Agent may, but shall have no duty to, recommend to Lenders the taking of action within any provisions of this Agreement or any other Loan Document which require or permit the concurrence of a Majority in Interest or all Lenders in such actions. If any such recommendation is made in writing, and if any Lender fails to advise Agent whether it concurs in or objects to such action within ten (10) Business Days after the effective date of such recommendation, such Lender shall be deemed to have concurred therein and authorized Agent to proceed in accordance therewith, but Agent shall have no duty to so proceed in the absence of the express concurrence of a Majority in Interest or all Lenders, as applicable.

SECTION 9.06. RECEIPT OF PAYMENTS

Lenders shall only be allowed to accept or receive payments pursuant to the terms of their Debentures. Should any Lender receive payment or distributions from Borrower in excess of their scheduled payments, the Lender shall hold the same in trust, as trustee, for the benefit of the other Lenders and shall forthwith deliver the same to the Lenders for application on the Debentures.

                           ARTICLE X - MISCELLANEOUS

SECTION 10.01. STRICT COMPLIANCE.

     (a) Any waiver by Lenders of any breach or any term or condition of this Agreement or the other Loan Documents shall not be deemed a waiver of any other breach, nor shall any failure to enforce any provision of this Agreement or the other Loan Documents operate as a waiver of such provision or of any other provision, nor constitute nor be deemed a waiver or release of the Borrower for anything arising out of, connected with or based upon this Agreement or the other Loan Documents.

SECTION 10.02. WAIVERS AND MODIFICATIONS.

     (a) All modifications, consents, amendments or waivers (herein "Waivers") of any provision of this Agreement, the Debentures or any other Loan Documents, and any consent to departure therefrom, shall be effective only if the same shall be in writing by the Majority in Interest and then shall be effective only in the specific instance and for the purpose for which given. No notice or demand given in any case shall

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                                      26

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AGREEMENT (CONTINUED)
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constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. No failure to exercise, and no delay in exercising, on the part of Lenders, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lenders hereunder and under the other Loan Documents shall be in addition to all other rights provided by law.

SECTION 10.03. NOTICES.

     (a) Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified, registered mail or sent by overnight service such as Federal Express, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

     (b) Any notice to be mailed, sent or personally delivered shall be mailed or delivered to the principal offices of the party to whom such notice is addressed, as that address is specified herein on the signature page hereof. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is mailed, postage prepaid, or sent by overnight service or personally delivered or, if transmitted by telex or facsimile transmission, on the day that such notice is transmitted; provided, however, that any notice by telex or facsimile transmission, received by Borrower or Lenders after 4:00 p.m., Standard Time at the recipient's address, on any day, shall be deemed to have been given on the next succeeding day. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 10.03.

SECTION 10.04. CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION.

     (a) Any suit, action or proceeding against the Borrower with respect to this Agreement, the Debentures or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States courts located in the State of Texas as Lenders in their sole discretion may elect, and Borrower hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Debenture brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

SECTION 10.05. ARBITRATION

     (a) Upon the demand of the Lenders or Borrower (collectively the "parties"), made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this arbitration clause. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter occurring between the parties arising out of, pertaining to or in connection with this Agreement, any document evidencing, creating, governing, or securing any indebtedness guaranteed pursuant to the terms hereof, or any related agreements, documents, or instruments (the "Documents"). The parties understand that by this Agreement they have decided that the Disputes may be submitted to arbitration rather that being decided through litigation in court before a judge or jury and that once decided by an arbitrator the claims involved cannot later be brought, filed, or pursued in court. IF BORROWER SHALL FAIL TO PAY (OR SHALL STATE IN WRITING AN INTENTION NOT TO PAY OR ITS INABILITY TO PAY), NOT LATER THAN TEN (10) DAYS AFTER THE DUE DATE, ANY INSTALLMENT OF INTEREST ON OR PRINCIPAL OF, ANY DEBENTURE OR ANY FEE,

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AGREEMENT (CONTINUED)
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EXPENSE OR OTHER PAYMENT REQUIRED HEREUNDER, LENDERS MAY, AT THEIR SOLE
OPTION, ENFORCE THEIR RIGHTS OUTSIDE THE ARBITRATION PROVISION FOUND IN THIS
SECTION 10.05 OR ANY DEBENTURE.

     (b) Arbitrations conducted pursuant to this Agreement, including selection of arbitrators, shall be administered by the American Arbitration Association ("Administrator") pursuant to the Commercial Arbitration rules of the Administrator. Arbitrations conducted pursuant to the terms hereof shall be governed by the provisions of the Federal Arbitration Act (Title 9 of the United States Code), and to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Texas. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. 91 or similar governing state law. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any Dispute.

     (c) No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any party to (i) foreclose against any real or personal property Collateral or other security, (ii) exercise self-help remedies (including repossession and setoff rights) or
(iii) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other exercise of rights under this section shall be a Dispute hereunder.

     (d) Arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law of the State of Texas. Arbitrator(s) may make an award of attorneys' fees and expenses if permitted by law or the agreement of the parties. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. Any arbitrator selected to act as the only arbitrator in a Dispute shall be required to be a practicing attorney with not less than 5 years practice in commercial law in the State of Texas. With respect to a Dispute in which the claims or amounts in controversy do not exceed five hundred thousand dollars ($500,000), a single arbitrator shall be chosen and shall resolve the Dispute. In such case the arbitrator shall have authority to render an award up to but not to exceed five hundred thousand dollars ($500,000) including all damages of any kind whatsoever, costs, fees and expenses. Submission to a single arbitrator shall be a waiver of all parties' claims to recover more than five hundred thousand dollars ($500,000). A Dispute involving claims or amounts in controversy exceeding five hundred thousand dollars ($500,000) shall be decided by a majority vote of a panel of three arbitrators ("Arbitration Panel"), one of whom must possess the qualifications to sit as a single arbitrator in a Dispute decided by one arbitrator. If the arbitration is consolidated with one conducted pursuant to the terms of an agreement between the Lenders and the Borrower related to the indebtedness guaranteed, then the Arbitration Panel shall be one which meets the criteria set forth between the Lenders and Borrower. Arbitrator(s) may, in the exercise of their discretion, at the written request of a party, (i) consolidate in a single proceeding any multiple party claims that are substantially identical and all claims arising out of a single loan or series of loans including claims by or against borrower(s), guarantors, sureties and/or owners of Collateral if different from the Borrower, and (ii) administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this Agreement or the arbitrability of any Dispute or any claim that all or any part (including this provision) is void or voidable but shall have no power to change or alter the terms of this Agreement. The award of the arbitrator(s) shall be in writing and shall specify the factual and legal basis for the award.

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AGREEMENT (CONTINUED)
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     (e) To the maximum extent practicable, the Administrator, the arbitrator(s) and the parties shall take any action necessary to require that an arbitration proceeding hereunder be concluded within 180 days of the filing of the Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any party's failure to proceed within the times established herein. Arbitration proceedings hereunder shall be conducted in Texas at a location determined by the Administrator. In any such proceeding a party shall state as a counterclaim any claim which arises out of the transaction or occurrence or is in any way related to the Documents which does not require the presence of a third party which could not be joined as a party in the proceeding, The provisions of this arbitration clause shall survive any termination, amendment, or expiration of the Documents and repayment in full of sums owed to Lenders by Borrower unless the parties otherwise expressly agree in writing. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or as required by applicable law or regulation.

SECTION 10.06. INVALID PROVISIONS.

     (a) If any provision of any Loan Document is held to be illegal, invalid or unenforceable under present or future laws during the term of this Agreement, such provision shall be fully severable; such Loan Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Loan Document; and the remaining provisions of such Loan Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Loan Document. Furthermore, in lieu of each such illegal, invalid or unenforceable provision shall be added as part of such Loan Document a provision mutually agreeable to Borrower and Lenders as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. In the event Borrower and Lenders are unable to agree upon a provision to be added to the Loan Document within a period of ten (10) business days after a provision of the Loan Document is held to be illegal, invalid or unenforceable, then a provision acceptable to independent arbitrators, such to be selected in accordance with the provisions of the American Arbitration Association, as similar in terms to the illegal, invalid or unenforceable provision as is possible and be legal, valid and enforceable shall be added automatically to such Loan Document. In either case, the effective date of the added provision shall be the date upon which the prior provision was held to be illegal, invalid or unenforceable.

SECTION 10.07. MAXIMUM INTEREST RATE.

     (a) Regardless of any provision contained in any of the Loan Documents, Lenders shall never be entitled to receive, collect or apply as interest on the Debentures any amount in excess of interest calculated at the Maximum Rate, and, in the event that any Lenders ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest;
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debentures; provided that, if the Debentures are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lenders shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debentures and, in such event, Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

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AGREEMENT (CONTINUED)
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     (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debentures under the laws which are presently in effect of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debentures and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holder of the Debentures and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

SECTION 10.08. PARTICIPATIONS AND ASSIGNMENTS OF THE DEBENTURES.

     (a) The Lenders shall have the right to enter into a participation agreement with any other party with respect to the Debentures, or to sell all or any part of the Debentures, but any participation or sale shall not affect the rights and duties of such Lenders hereunder vis-a-vis Borrower. In the event that all or any portion of the Loan shall be, at any time, assigned, transferred or conveyed to other parties, any action, consent or waiver (except for compromise or extension of maturity), to be given or taken by Lenders hereunder (herein "Action"), shall be such action as taken by Majority in Interest.

     (b) Assignment or sale of the Debentures shall be effective, on the books of the Borrower only upon (i) endorsement of the Debenture, or part thereof, to the proposed new holder, along with a current notation of the amount of payments or installments received and net Principal Amount yet unfunded or unpaid, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new holder; (ii) a designation by the holders of a single Lenders' Agent for Notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lenders are required hereunder and who shall be the sole party authorized to represent Lenders in regard to modification or waivers under the Debenture, this Agreement, or other Loan Documents; and
(iii) delivery of an opinion of counsel, reasonably satisfactory to Borrower, that transfer shall not require registration or qualification under applicable state or federal securities laws.

     (c) So long as the Borrower is not in default hereunder, the Lenders shall not sell or assign an interest in the Debentures or rights under this Agreement to any Person that the Borrower reasonably identifies to Lenders as being engaged as a competitor.

SECTION 10.09 CONFIDENTIALITY.

     (a) All financial reports or information which are furnished to Lenders, or THEIR director designee or other representatives, pursuant to this Agreement or pursuant to the Debentures or other Loan Documents shall be treated as confidential unless and to the extent that such information has been otherwise disclosed by the Borrower, but nothing herein contained shall limit or impair Lenders' right to disclose such reports to any appropriate Governmental Authority, or to use such information to the extent pertinent to an evaluation of the Obligation, or to enforce compliance with the terms and conditions of this Agreement, or to take any lawful action which Lenders deem necessary to protect THEIR interests under this Agreement.

     (b) Lenders, THEIR director designees, and agents shall use their reasonable best efforts to protect and preserve the confidentiality of such information except for such disclosure as shall be required for compliance by Lenders or THEIR director designees with SEC reporting requirements or otherwise as a matter of law.

SECTION 10.10. BINDING EFFECT.

     (a) The Loan Documents shall be binding upon and inure to the benefit of Borrower and Lenders and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lenders, assign any rights, powers, duties or obligations thereunder.

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AGREEMENT (CONTINUED)
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SECTION 10.11. NO THIRD PARTY BENEFICIARY.

     (a) The parties do not intend the benefits of this Agreement to inure to any third party other than persons entitled to indemnification pursuant to
Article VIII, nor shall this Agreement be construed to make or render Lenders liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, or for debts or claims accruing to any such persons against Borrower. Notwithstanding anything contained herein or in the Debentures, or in any other Loan Document, no conduct by any or all of the parties hereto, before or after signing this Agreement nor any other Loan Document, shall be construed as creating any right, claim or cause of action against Lenders, or any of their officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, nor to any other person or entity other than Borrower.

SECTION 10.12. ENTIRETY.

     (a) This Agreement and the Debentures and the other Loan Documents issued pursuant thereto contain the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

SECTION 10.13. HEADINGS.

     (a) Section headings are for convenience of reference only and, except as a means of identification of reference, shall in no way affect the interpretation of this Agreement.

SECTION 10.14. SURVIVAL.

     (a) All representations and warranties made by Borrower herein shall survive delivery of the Debentures and the making of the Loans.

SECTION 10.15. MULTIPLE COUNTERPARTS.

     (a) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 10.16. GOVERNING LAW.

     (a) THIS LOAN AGREEMENT HAS BEEN PREPARED, IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS LOAN AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

                          (signature page follows)




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AGREEMENT (CONTINUED)
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     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed, sealed, and delivered, as of the day and year first above written.

ADDRESS FOR NOTICE:                    BORROWER
-------------------                    --------
150 W. Carpenter Freeway
Irving, TX 75039                       CANMAX INC.
972 541-1600
972 281-2388                           By: /s/ Roger Bryant
                                          ------------------------------------
                                          Roger Bryant
                                          Chief Executive Officer

                                       Attest by: /s/ Philip Parsons
                                                 -----------------------------
                                          Philip Parsons
                                          Chief Financial Officer

                                       CANMAX RETAIL SYSTEMS, INC.

                                       By: /s/ Roger Bryant
                                          ------------------------------------
                                          Roger Bryant
                                          Chief Executive Officer

                                       Attest by: /s/ Philip Parsons
                                                 -----------------------------
                                          Philip Parsons
                                          Chief Financial Officer

                                       LENDERS
                                       -------
ADDRESS FOR NOTICE:
-------------------
2602 McKinney, Suite 220               Founders Mezzanine Investors, LLC
Dallas, TX 75204
214 871-3000                           By:
214 871-0088                              ------------------------------------
                                          by Founders Equity Group, Inc.
                                          its Manager, Scott Cook, Chairman

                                       AGENT
                                       -----
ADDRESS FOR NOTICE:
-------------------
2602 McKinney, Suite 220               Founders Equity Group, Inc.
Dallas, TX 75204
214 871-3000                           By:
214 871-0088                              ------------------------------------
                                          Scotty Dell Cook, Chairman

                                       Attest by:
                                                 -----------------------------
                                       Title:    President


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